UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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DOLAN MEDIA COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting DOLAN MEDIA COMPANY For holders as of: March 29, 2010 Date: May 26, 2010 Time: 9:00 AM CDT Location: Minneapolis Club 729 Second Avenue South Minneapolis, Minnesota 55402 DOLAN MEDIA COMPANY 222 SOUTH 9TH STREET SUITE 2300 MINNEAPOLIS, MN 55402 Investor Address Line 1 1 Investor Address Line 2 15 12 010 Investor Address Line 3 . OF 05 Investor Address Line 4 09 . Investor Address Line 5 2 R2 . John Sample 1234 ANYWHERE STREET 1 ANY CITY, ON A1A 1A1 0000055014 ___You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote overview these shares. of the This more communication complete proxy presents materials only that are an available to you on the Internet. You may view the proxy paper materials copy online (see at reverse www.proxyvote. side). com or easily request a We encourage you to access and review all of the important before voting. information contained in the proxy materials See the reverse side of this notice to obtain proxy materials and voting instructions. BAR C OD E Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and and other other inquiries inquiries sent sent to to this this e-mail e-mail address address will will NOT NOT be forwarded be forwarded to your to your investment investment advisor.. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed May 12, 2010 above to on facilitate or before timely delivery. How To Vote Please Choose One of The Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special ___2 requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available 0000055014 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of irectors Nominees 01 John C. Bergstrom 02 James P. Dolan 03 George Rossi The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve the Dolan Media Company 2007 Incentive Compensation Plan, as amended and restated, which includes authorizing an additional 2,100,000 shares of our common stock for potential future issuance under the plan, and reapproving the performance goals under which compensation may be paid under the plan for purposes of Section 162(m) of the Internal Revenue Code. 3 To ratify the Dolan Media Company Rights Agreement, as amended, which is our stockholders rights plan. 4 To approve an amendment to our Amended and Restated Certificate of Incorporation to change our name from Dolan Media Company to The Dolan Company. 5 To ratify the Audit Committee’s appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2010. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. . 010 . 05 . 09 R2 ___3 → 0000 0000 0000 0000055014 B A R C O D E Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 . 010 . 05 . 09 R2 ___4 0000055014 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #